                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

Filed by the registrant  /X/
Filed by a party other than the registrant  / /

Check the appropriate box:

/ /  Preliminary Proxy Statement
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                          WESCO FINANCIAL CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


        JEFFREY L. JACOBSON, VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
     14a-6(j)(2).

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------
     (2)  Aggregate number of securities to which transactions applies:

          ----------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

          ----------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------

     Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          --------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          --------------------------------------------------------------------
     (3)  Filing Party:

          --------------------------------------------------------------------
     (4)  Date Filed:

          --------------------------------------------------------------------

                                     [LOGO]

                          WESCO FINANCIAL CORPORATION
    301 EAST COLORADO BOULEVARD, SUITE 300, PASADENA, CALIFORNIA 91101-1901
                                 (818) 585-6700


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 25, 1994

     The annual meeting of shareholders of Wesco Financial Corporation ("Wesco") will be held in the banquet room of Pasadena Cafeteria, 325 East Colorado Boulevard, Pasadena, California, on Wednesday, May 25, 1994 at 4:00 p.m. for the following purposes:

          1. To elect seven directors to hold office until the next meeting of shareholders or until their respective successors shall have been duly elected and qualified.

          2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed March 31, 1994, at the close of business, as the record date for the determination of shareholders entitled to this notice and to vote at such annual meeting or any adjournment or adjournments thereof. A list of the shareholders as of such record date will be open to examination by any shareholder for any purpose germane to the meeting during ordinary business hours at Wesco's principal office at 301 East Colorado Boulevard, Suite 300, Pasadena, California for a period of at least ten days prior to May 25, 1994.

     All shareholders are requested to sign, date and complete the enclosed form of proxy promptly and return it in the accompanying postage-prepaid, self-addressed envelope, whether or not they expect to attend the meeting, to assure that their shares will be represented. Any shareholder giving a proxy has the right to revoke it at any time before it is voted at the meeting.

                                           By Order of the Board of Directors

                                                   MARGERY A. PATRICK
                                                        Secretary

Pasadena, California
April 8, 1994
                                   IMPORTANT

     WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Requests for additional copies of this Notice and accompanying
Proxy Statement should be addressed to Margery A. Patrick, Secretary, Wesco Financial Corporation, at the above address.

                                PROXY STATEMENT

                          WESCO FINANCIAL CORPORATION
                         ANNUAL MEETING OF SHAREHOLDERS
                                  May 25, 1994

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of WESCO FINANCIAL CORPORATION ("Wesco") of proxies to be voted at the May 25, 1994 Annual Meeting of the Shareholders of Wesco. Wesco's principal office is located at 301 East Colorado Boulevard, Suite 300, Pasadena, California 91101-1901, and its telephone number is (818) 585-6700. This Proxy Statement is expected to be mailed to shareholders on or about April 8, 1994, together with Wesco's combined annual report and Annual Report to the Securities and Exchange Commission on Form 10-K for the calendar year ended December 31, 1993.

                             PROXIES AND REVOCATION

     The shares represented by each properly executed, unrevoked form of proxy received in time for the meeting will be voted. Any shareholder giving a proxy has the power to revoke it at any time before it is voted at the meeting, and it shall be suspended if the shareholder is present at the meeting and desires to vote in person.

     Wesco intends to solicit proxies principally by the use of the mail. It will also request banks, brokerage firms and other custodians, nominees and fiduciaries to forward copies of the form of proxy and Proxy Statement to persons for whom they hold stock of Wesco and request authority for the execution of proxies. Wesco will reimburse such banks, brokerage firms, custodians, nominees and fiduciaries for their actual expenses incurred in connection therewith at not higher than usual and customary rates. Officers of Wesco may solicit proxies to a limited extent by telephone, but without cost to Wesco, except actual out-of-pocket communication charges, which are expected to be insignificant. The entire cost of soliciting proxies will be paid by Wesco.

                             ELECTION OF DIRECTORS

     At the annual meeting, the seven nominees for Director receiving the highest number of affirmative votes will be elected Wesco directors ("Directors"). The term of each Director will expire at the time of the 1995 annual meeting expected to be held in May 1995 or upon the election and qualification of his or her respective successor. Each nominee is currently a Director of Wesco. Additional information concerning the nominees is set forth on page 3.

                                Served as             Principal Occupation, Business Experience During
       Name                  Director Since             Past Five Years, Age, and Other Information
- -----------------------------------------------------------------------------------------------------------
Charles T. Munger               3-20-73         Mr. Munger has been Chairman of the Board and Chief
                                                Executive Officer of Wesco since January 1984; prior to
                                                July 1992 he was also President. He also served as Chairman of the Board and Chief Executive Officer of Mutual Savings
                                                and Loan Association ("Mutual Savings"), formerly a Wesco
                                                subsidiary, from January 1984 until October 1987, and from
                                                May 1988 through December 1993. He also has been a director of Blue Chip Stamps and its predecessor by the same name
                                                (collectively, "Blue Chip") since 1969. Blue Chip, the
                                                parent of Wesco, is engaged in the trading stamp business.
                                                Since 1978, Mr. Munger has been Vice Chairman of Berkshire
                                                Hathaway Inc. ("Berkshire"), parent of Blue Chip; Berkshire is engaged in insurance, candy, retailing, manufacturing,
                                                and newspaper and encyclopedia publishing. He has also
                                                served, since 1977, as Chairman of the Board and a director of Daily Journal Corporation, publisher of specialty
                                                newspapers in California. Since October 1987, he has been a director of Salomon Inc, a financial services holding
                                                company, in which Berkshire holds a large but not
                                                controlling interest. Since February 1993 he has been a
                                                director of USAir Group, Inc., which owns a domestic air
                                                carrier and in which Berkshire holds a large but not
                                                controlling interest. Mr. Munger is 70 years of age.

Robert H. Bird                  12-21-89        Mr. Bird has been President of Wesco since June 1992, and
                                                was also President of Mutual Savings from June 1992 through
                                                December 1993. From December 1989 to June 1992, he served
                                                as Vice Chairman of the Board of Wesco and of Mutual
                                                Savings. He has also served as President and a director of
                                                MS Property Company, another Wesco subsidiary, since its
                                                activation in October 1993. He has also served as President of Blue Chip since January 1987 and, prior thereto, served in various financial and other offices of Blue Chip after
                                                joining it in 1968. Mr. Bird has also served as a director of Blue Chip since 1978 and as a Vice President of
                                                Berkshire since 1983. Mr. Bird is 62 years of age.

Carolyn H. Carlburg             5-23-91         Ms. Carlburg is an attorney and has been engaged in the
                                                practice of law since 1977. For the last thirteen years she has been in private practice under the name Carolyn H.
                                                Carlburg & Associates, attorneys at law, specializing in
                                                land use matters and business litigation. Ms. Carlburg is
                                                47 years of age.

William T. Caspers              3-18-59         Mr. Caspers has been engaged in personal investments since
                                                1977. Prior to that time, he served as Vice President of
                                                Wesco from 1960 and Senior Vice President of Mutual Savings from 1961. Mr. Caspers has been a director of MS Property
                                                Company since October 1993. Mr. Caspers is 71 years of age.

James N. Gamble                 1-19-65         Mr. Gamble has been engaged in the investment counseling
                                                business since 1956, currently under the name Gamble,
                                                Jones, Holbrook & Bent and previously under his own name.
                                                Mr. Gamble is 71 years of age.

Elizabeth Caspers Peters        7-18-67         Mrs. Peters is engaged in personal investments. Before she began continuous service as a Director in 1967 she served
                                                on the Board in 1959 and 1960. Mrs. Peters has been a
                                                director of MS Property Company since October 1993. Mrs.
                                                Peters is 68 years of age.

David K. Robinson               3-18-59         Mr. Robinson is a partner, through his professional
                                                corporation, in Hahn & Hahn, attorneys at law, and has been associated with that firm for more than forty years. He is legal counsel for Wesco, and, through 1993, served in that capacity for Mutual Savings. Mr. Robinson is 75 years of
                                                age.

Mr. Caspers and Mrs. Peters are brother and sister. There are no other family relationships among Wesco's Directors and officers.

     In addition to Messrs. Munger and Bird, the executive officers of Wesco are the individuals listed below. All officers are elected to serve for one year or until their successors shall have been elected and qualified.


                                      Principal Occupation, Business Experience During
         Name                           Past Five Years, Age, and Other Information
- ----------------------------------------------------------------------------------------------------
Jeffrey L. Jacobson     Mr. Jacobson has served as Vice President and Chief Financial Officer of
                        Wesco since 1984. He also served Mutual Savings as Vice President and Chief
                        Financial Officer from 1984 through 1993 and has served MS Property Company in that capacity since October 1993. He has also served in various financial and other offices of Blue Chip since joining it in 1977 -- currently he is
                        Vice President and Chief Financial Officer -- and has served as a Blue Chip director since 1987. Mr. Jacobson is 46 years of age.

Robert E. Sahm          Mr. Sahm has served Wesco as Vice President in charge of building management since 1971 and, prior thereto, served as Building Manager from 1967. He also served as Senior Vice President in charge of property development for Mutual
                        Savings from 1989 through 1993 and, prior thereto, as Vice President from
                        June 1988. Since October 1993, he has also served MS Property Company as
                        Senior Vice President in charge of property development and sales, and as a director. Mr. Sahm is 66 years of age.

                      VOTING SECURITIES AND HOLDERS THEREOF

     On March 31, 1994, the record date for determination of shareholders entitled to notice of and to vote at the annual meeting, a total of 7,119,807 shares of capital stock were outstanding. All information regarding stock ownership is given as of that date. Shareholders have the right to elect Directors by cumulative voting in accordance with Wesco's Bylaws: each share has votes equal to the number of Directors to be elected (seven), and the votes may be cast for one candidate or distributed among two or more candidates. On all other matters, each share has one vote. Votes withheld as to specific Directors on forms of proxy are treated as votes cast in determining if a quorum is present to transact business and are not subtracted from the votes cast in favor of such Directors. Any portion of the shares held by a broker or other party that is not voted on an omnibus proxy is neither counted in determining if a quorum is present nor treated as votes cast for any purpose.

     The persons appointed as proxies on the accompanying form of proxy have informed Wesco of their intent to distribute, in such proportion as they see fit, the votes represented by proxies in favor of the election of the seven nominees named above, or for substitute persons selected by the Board of Directors in the event one or more of said nominees declines or is unable to serve, which event is not contemplated.

     Blue Chip, a wholly owned subsidiary of Berkshire owns 5,703,087 shares (80.1%) of Wesco stock. Warren E. Buffett, Chairman of the Board and Chief Executive Officer of Berkshire, has sole voting power with respect to 479,242 shares (40.7%) and shared voting power with respect to 36,984 shares (3.1%) of Berkshire. Therefore, Mr. Buffett may be deemed to be in control of Berkshire, Blue Chip and Wesco. Charles T. Munger, the Chairman of the Board of Wesco, is also Vice Chairman of the Board of Berkshire, and consults with Mr. Buffett with respect to Wesco's investment decisions and major capital allocations, but Mr. Buffett has no active participation in Wesco's management.

     Berkshire's principal executive offices are located at 1440 Kiewit Plaza, Omaha, Nebraska 68131, which is also Mr. Buffett's principal address. Blue Chip's principal executive offices are located at 5901 South Eastern Avenue, Los Angeles, California 90040.

     Beneficial ownership of Wesco's capital stock as of the record date by Blue Chip (the only company or person known to Wesco's management to beneficially own 5% or more of its outstanding capital stock), by all nominees for Director, by executive officers, and by all Directors and executive officers as a group is set forth below.

                                                                     Amount and Nature
                                                                       of Beneficial          Percent of
                Name                                                    Ownership(1)             Class
- -----------------------------------------------------------------------------------------------------------
         Blue Chip Stamps                                                5,703,087(2)           80.102%
         William T. Caspers                                                  6,800(3)             *
         Elizabeth Caspers Peters                                           99,123(4)            1.392
         David K. Robinson                                                     300                *
         Robert E. Sahm                                                         50                *
         All Directors and executive officers as a group                   106,273(3, 4, 5)      1.493

- ---------------

* Less than 1%.

(1) Beneficial owner has sole voting and investment power, and economic interest, except as indicated.

(2) Voting and investment power may be deemed to be controlled by Warren E. Buffett by virtue of the relationships described on page 4.

(3) Includes 3,650 shares held by a trust of which Mr. Caspers is trustee and income beneficiary.

(4) Includes 16,843 shares held by a trust of which Mrs. Peters is a co-trustee with her children and income beneficiary.

(5) Does not include the 5,703,087 shares (80.102%) held by Blue Chip, of which Wesco Directors Charles T. Munger and Robert H. Bird are directors and executive officers.

             BOARD OF DIRECTOR INTERLOCKS AND INSIDER PARTICIPATION

     Charles T. Munger, Chairman of the Board of Wesco, is also Chairman of the Board of Blue Chip and Vice Chairman of the Board of Berkshire. Mr. Munger directly owns 20,044 shares (1.7%) of Berkshire.

                REQUIREMENTS FOR REPORTING SECURITIES OWNERSHIP

     Section 16(a) of the Securities Exchange Act of 1934 requires Wesco's executive officers and Directors, and persons who own more than ten percent of a registered class of Wesco's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the American Stock Exchange. Executive officers, Directors and shareholders owning more than ten percent are required by SEC regulation to furnish Wesco with copies of all such Section 16(a) reports they file.

     Based solely on its review of the copies of such Section 16(a) reports received by it, or written representations from certain persons subject to
Section 16(a) reporting that no such reports were required to be filed, Wesco believes that its executive officers, Directors, and beneficial owners of more than ten percent complied with all applicable filing requirements during 1993.

                            COMMITTEES AND MEETINGS

     Wesco has a standing Audit Committee whose members are William T. Caspers, Chairman; Carolyn H. Carlburg; James N. Gamble; and David K. Robinson. The primary functions of the Audit Committee are to recommend to the Board of Directors a firm of independent auditors to examine and report on the financial statements; to review the auditors' planning of the annual audit, the audited financial statements and the results of the audit; and to inquire into important internal control, accounting and financial reporting matters. Wesco does not have nominating, compensation, or other committees.

     The Board of Directors held six regularly scheduled meetings during the year 1993, and there were three special meetings. The Audit Committee held one meeting during the year 1993. No Director attended fewer than 75 percent of the combined total number of meetings of the Board of Directors and Audit Committee (if a member thereof) held during the year.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     Directors who are not officers currently receive an annual fee of $3,600, plus $300 for each special meeting which they attend. The Chairman of the Audit Committee receives an annual fee of $1,800. Other members of the Audit Committee receive $300 for each meeting attended.(1)

     The following table shows compensation paid by Wesco and its subsidiaries to its Chief Executive Officer and its other executive officers for the three years ended December 31, 1993.

                                                                            Annual Compensation
                                                                  ---------------------------------------
               Name and Capacity                                                             All Other
                in Which Served                          Year     Salary(2)    Bonus3     Compensation(1)
- ---------------------------------------------------------------------------------------------------------
Charles T. Munger -- Chairman of the Board and           1993     $     --     $   --         $ 2,107
Chief Executive Officer, Wesco and Mutual                1992           --         --           2,097
Savings, and, prior to July 1992, President of           1991           --         --           2,498
Wesco

Robert H. Bird -- President, Wesco and Mutual            1993      200,000         --           1,478
Savings since June 1992 and, since October               1992       96,000         --           1,439
1993, MS Property Company; Vice Chairman, Wesco          1991           --         --           1,550
and Mutual Savings prior to July 1992

Jeffrey L. Jacobson -- Vice President and Chief          1993      125,000         --              --
Financial Officer, Wesco, Mutual Savings and,            1992      117,600         --              --
since October 1993, MS Property Company                  1991      104,000         --              --

Robert E. Sahm -- Vice President, Wesco; Senior          1993      117,600      9,800              --
Vice President, Mutual Savings and, since                1992      108,000      9,000              --
October 1993, MS Property Company                        1991      100,900      8,400              --

- ---------------

(1) Directors and their dependents have been eligible for coverage under a health and dental insurance program maintained by a wholly owned subsidiary. The amount shown as "All Other Compensation" represents the portion of the cost of such coverage which was provided the Director at no charge but would have been charged had the Director been an employee. The corresponding cost for all Directors was $9,825 in 1993.

(2) Messrs. Munger, Bird and Jacobson are employees of, and compensated by, Blue Chip but spend part or most of their time on the activities of Wesco and its subsidiaries. The figures represent the amounts paid to Blue Chip by Wesco and its subsidiaries for Mr. Bird's services during the three years ended December 31, 1993 and for Mr. Jacobson's during the three-year period. Blue Chip was not compensated by Wesco or its subsidiaries for Mr. Munger's services during the three-year period or for Mr. Bird's prior to July 1992. Mr. Munger was paid a total of $100,000 by Blue Chip for each of the three years shown.

(3) Mr. Sahm's bonus is based on a longevity-of-service formula applicable to all employees of the Company and is equal to one month's salary.

     Until October 8, 1993, Mutual Savings maintained a non-contributory pension plan, which provided retirement benefits for all Mutual Savings and Wesco employees. Company contributions were actuarially determined to provide a trust fund with assets sufficient for the payment of benefits. No company contributions were required for the years shown in the table above because the plan was overfunded. Benefits were payable under the plan to eligible participants at retirement, either monthly or in an actuarially determined lump sum. The normal benefit for a person retiring at age 65 with 20 years of service was equal to 20% of final average compensation plus 13% of such compensation in excess of average maximum compensation used for social security purposes. An adjustment was made if a person retiring was older or younger than age 65, or had more or less than 20 years of service.

     The pension plan was terminated effective October 8, 1993 and all employees of Wesco and Mutual Savings became vested. Later in 1994, after receipt of regulatory approvals, all plan assets will be distributed to the benefit of plan participants. Distributions will be composed of (1) a benefit based on compensation and years of service (for illustration, see the table below for a participant retiring at age 65) and (2) a pro rata share of the amount by which the plan is overfunded.

     The following table shows the estimated annual retirement income for pension plan participants retiring at age 65, based on a straight-life annuity. Benefits are not subject to deduction for social security or other offset amounts.


       Final                           Years of Service(2)
      Average              -------------------------------------------
     Salary(1)               10          15          20          25
- ----------------------------------------------------------------------
      $ 15,000             $ 1,500     $ 2,250     $ 3,000     $ 3,000
        25,000               2,648       3,973       5,297       5,297
        35,000               4,298       6,448       8,597       8,597
        45,000               5,948       8,923      11,897      11,897
        60,000               8,423      12,635      16,847      16,847
        75,000              10,898      16,348      21,797      21,797
        90,000              13,373      20,060      26,747      26,747
       100,000              15,023      22,535      30,047      30,047
       125,000              19,148      28,723      38,297      38,297

- ------------------

(1) Final average salary is based on the annual average of all cash compensation received by the participant in the ten consecutive years before his or her 65th birthday.

(2) Mr. Sahm has 29 years of credited service. Messrs. Munger, Bird and Jacobson were not covered by the plan.

                       REPORT ON EXECUTIVE COMPENSATION*

     Wesco's program of executive compensation is believed different from most public corporations' programs. Messrs. Munger, Bird and Jacobson are not employees of Wesco or a Wesco subsidiary, nor are they remunerated directly by Wesco or a Wesco subsidiary for their services. All three are employed by, and constitute the board of directors of, Blue Chip. Wesco and its subsidiaries reimburse Blue Chip for the services of Messrs. Bird and Jacobson based on Blue Chip's cost of their compensation, including related taxes and benefits, and an estimate of the relative time each individual devotes to the business of each company. Wesco and its subsidiaries do not reimburse Blue Chip for Mr. Munger's services.

     The Board of Directors of Wesco, at least annually, reviews and approves the compensation of, or any reimbursement to Blue Chip for, Wesco's executive officers based on the recommendation of Mr. Munger. Factors considered annually by Mr. Munger are typically subjective and include individual performance, changes in responsibility and inflation. Neither the profitability of Wesco nor the market price of Wesco's stock is considered in setting executive compensation.

- ------------------

* Submitted by the Wesco Board of Directors: Charles T. Munger, Robert H. Bird, Carolyn H. Carlburg, William T. Caspers, James N. Gamble, Elizabeth Caspers Peters and David K. Robinson.

                            STOCK PERFORMANCE GRAPH

     The following graph compares the value of $100 invested in Wesco capital stock from December 31, 1988 through December 31, 1993 with similar investments in the Standard and Poor's ("S&P") 500 Stock Index and the S&P Financial Index,* assuming reinvestment of dividends.


      Measurement Period                Wesco            S&P 500           S&P
    (Fiscal Year Covered)           Financial Corp.    Stock Index    Fiancial Index
1988                                       100              100             100
1989                                    154.10           131.69          132.65
1990                                    120.46           127.60          104.22
1991                                    184.85           166.47          157.10
1992                                    214.73           179.15          193.82
1993                                    337.87           197.21          215.32

- ------------------

* A majority of the operations of Wesco and its subsidiaries have been financial in nature, and thus a comparison of Wesco stock with the S&P Financial Index, as above, may be considered meaningful. However, because of the diversity of the other activities engaged in by the Wesco group, Wesco as a whole is not believed to be a member of any peer group of companies whose stocks could be indexed for meaningful comparison.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Upon recommendation of the Audit Committee, the Board of Directors has selected Deloitte & Touche as the independent public accounting firm for Wesco and its subsidiaries for the year ending December 31, 1994. It is expected said firm will perform services similar to those rendered in 1993. Representatives from Deloitte & Touche are expected to be present at the May 25, 1994 annual meeting of shareholders; they will be given the opportunity to make a statement if they so desire and to respond to any appropriate questions.

                           PROPOSALS OF SHAREHOLDERS

     Any shareholder wishing to present a proposal at the annual meeting of shareholders expected to be held in May 1995 must submit the proposal to Wesco by January 1, 1995. The proposal must be in accordance with the provisions of Rule 14a-8 of Regulation 14A of the Securities Exchange Act of 1934. It is suggested the proposal be submitted by certified mail -- return receipt requested.

                                 OTHER MATTERS

     As far as Wesco is aware, there are no other matters to be brought before the May 25, 1994 annual meeting. Should any other matters come before the meeting, action will be taken thereon by the persons appointed as proxies on the accompanying form of proxy, or their substitutes, according to their discretion.

                                        By Order of the Board of Directors

                                           MARGERY A. PATRICK
                                                Secretary
Pasadena, California
April 8, 1994

                         WESCO FINANCIAL CORPORATION

                   PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

                                 MAY 25, 1994

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints CHARLES T. MUNGER and MARGERY A. PATRICK, or either of them, as Proxies, each with the power to appoint his or her substitute and hereby authorizes them to represent and to vote, as directed on the other side hereof, all shares of capital stock of WESCO FINANCIAL CORPORATION held of record by the undersigned on March 31, 1994 at the annual meeting of shareholders to be held in the banquet room of Pasadena Cafeteria, 325 East Colorado Boulevard, Pasadena, California, on Wednesday, May 25, 1994 at 4:00 p.m., or at any adjournment or adjournments thereof.

                 (Continued and to be signed on the other side)

                                                                     Please mark
                                                                      your votes
                                                                        as this
                                                                          [X]


                                  ------------
                                     Common

1. ELECTION OF DIRECTORS until the next annual meeting of shareholders or until their respective successors shall have been duly elected and qualified.

all nominees listed
at the right (except
as marked to the
contrary)

           WITHHOLD
FOR        AUTHORITY
[ ]          [ ]

to vote for all nominees listed at the right

     Charles T. Munger, Robert H. Bird, Carolyn H. Carlburg, William T. Caspers, James N. Gamble, Elizabeth Caspers Peters, David K. Robinson


INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, LINE THROUGH HIS OR HER NAME ABOVE.

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF ALL NOMINEES LISTED IN PROPOSAL 1.

Please sign exactly as name appears herein. If shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signing on behalf of a corporation, an authorized officer such as the president should sign in full corporate name together with signature and title. If signing on behalf of a partnership, an authorized person should sign in full partnership name together with signature and position.

Dated:______________________________________, 1994


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Proxy number

__________________________________________________
Signature

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Shares of Common Stock

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.